EXHIBIT 5

LETTERS TO SHAREHOLDERS

Second Fight Letter – February 19, 2013

2

PRESENTATIONS

2012 – 2013

Title	Release Date
Additional SandRidge Related-Party Land Transactions	February 19, 2013

Supporting Documents – February 19, 2013 Presentation	Release Date
Alfalfa – July 2011 – Turner to TLW	February 19, 2013
Alfalfa – Oct 2010 – SD Leases	February 19, 2013
Alfalfa – Oct 2011 – TLW to WCT	February 19, 2013
Alfalfa – Oct 2012 – Pooling Order	February 19, 2013
Gove – Aug 2012 – CLR to WCT	February 19, 2013
Gove – Dec 2011 – CLS to SD	February 19, 2013
Gove – July 2012 – CLS to SD	February 19, 2013
Gove – Mar 2012 – CLS to SD	February 19, 2013
Kay – Apr 2011 – CLR to WCT	February 19, 2013
Kay – Dec 2010 – Cline to SD	February 19, 2013
Kay – Dec 2010 – RABSM to CLR-1	February 19, 2013
Kay – Dec 2010 – RABSM to CLR-2	February 19, 2013
Kay – Feb 2011 – STS to SD	February 19, 2013
Kay – Jan 2011 – Baumgarten to SD	February 19, 2013
Kay – Jan 2011 – Rucker to SD	February 19, 2013
Kay – May 2011 – WCT to Orion	February 19, 2013
Kay – Nov 2010 – Cline to CLR	February 19, 2013
Kay – Nov 2010 – Page to CLR	February 19, 2013
Kingman Index-06-30S-05W	February 19, 2013
Payne – Jan 2011 – Cummins to SD	February 19, 2013
Payne – July 2010 – Jackfork to WCT	February 19, 2013
Payne – May 2011 – WCT to Red Fork	February 19, 2013
3

Reno – Dec 2011 – BCL to SD	February 19, 2013
Reno – May 2011 – SBR to WCT-1	February 19, 2013
Reno – May 2011 – SBR to WCT-2	February 19, 2013
Reno – May 2011 – SBR to WCT-3	February 19, 2013
Reno – May 2011 – SBR to WCT-4	February 19, 2013
Reno – Oct 2011 – WCT to Shell	February 19, 2013
Reno – Sept 2011 – WCT to Shell	February 19, 2013
Sedgwick – Jan 2012 – BL to SD	February 19, 2013
Sedgwick – Mar 2011 – SBR to WCT	February 19, 2013
Sedgwick – Sept 2011 – WCT to Shell	February 19, 2013
Sumner – Aug 2011 – WCT to Shell	February 19, 2013
Sumner Index – SD	February 19, 2013
Sumner Index – WCT	February 19, 2013
Wallace – Dec 2011 – CLR to WCT	February 19, 2013
Wallace – Mar 2012 – Stable to SD	February 19, 2013

Supporting Documents – February 19, 2013 Presentation	Release Date
Alfalfa, OK	February 19, 2013
Barber, KS	February 19, 2013
Cowley, KS	February 19, 2013
Finney, KS	February 19, 2013
Gove, KS	February 19, 2013
Hodgeman, KS	February 19, 2013
Kay, OK	February 19, 2013
Kingman, KS	February 19, 2013
Logan, KS	February 19, 2013
Noble, OK	February 19, 2013
Pawnee, OK	February 19, 2013
Payne, OK	February 19, 2013
Pratt	February 19, 2013
4

Reno, KS	February 19, 2013
Scott, KS	February 19, 2013
Sedgwick, KS	February 19, 2013
Sherman, KS	February 19, 2013
Sumner, KS	February 19, 2013
Thomas, KS	February 19, 2013
Wallace, KS	February 19, 2013
Woods, OK	February 19, 2013
Woodward, OK	February 19, 2013

5

PRESS RELEASES

2012 – 2013

Title	Release Date

Additional Related-Party Transactions Press Release	February 19, 2013

Second Fight Letter Press Release	February 19, 2013

ISS Supports TPG-Axon	February 15, 2013

6